UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 17, 1999
                                                           ------------


                         SEQUENT COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


 Oregon                                  0-15627             93-0826369
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


 15450 SW Koll Parkway, Beaverton, Oregon                    97006-6063
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(Address of principal executive offices)                    (Zip Code)


                                 (503) 626-5700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       ---
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective May 17, 1999, the Company engaged Deloitte & Touche LLP as its independent accountants for its current fiscal year.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 20, 1999

                                       SEQUENT COMPUTER SYSTEMS, INC.



                                       By: DAVID C. GUNDERSON
                                           -------------------------------------
                                           David C. Gunderson
                                           Vice President


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